Stock-Based Compensation	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation	Stock-Based Compensation
Stock Incentive Plans
The Company’s 2017 Equity Incentive Plan (the “2017 Plan”), as amended in February 2018, allowed the grant of options, restricted stock awards, stock appreciation rights and restricted stock units. No options granted under the 2017 Plan are exercisable after 10 years from the date of grant, and option awards generally vest over a four-year period.
The 2017 Plan was terminated in connection with the adoption of the Company's 2021 Equity Incentive Plan (the "2021 Plan"). Any awards granted under the 2017 Plan that remained outstanding as of the Closing Date and were converted into awards with respect to the Company’s Class A common stock in connection with the consummation of the Business Combination continue to be subject to the terms of the 2017 Plan and applicable award agreements, except for a modification of the repurchase provision, which is discussed further below.
On July 22, 2021, in connection with the Business Combination, the 2021 Plan became effective and 32,734,983 authorized shares of common stock were reserved for issuance thereunder. This Plan will be administered by the Compensation Committee of the Company’s Board of Directors, including determination of the vesting, exercisability and payment of the awards to be granted under this Plan. No awards granted under the 2021 Plan are exercisable after 10 years from the date of grant, and the awards granted under the 2021 Plan generally vest over a four-year period on a graded vesting basis.
As of December 31, 2021, there was an aggregate of 15,467,838 shares available for grants of stock options or other awards under the 2021 Plan.
Employee Stock Purchase Plan
The 2021 Employee Stock Purchase Plan (the “2021 ESPP”) became effective in connection with the Business Combination. The 2021 ESPP authorizes the issuance of shares of common stock pursuant to purchase rights granted to employees. A total of 4,804,011 shares of common stock have been reserved for future issuance under the 2021 ESPP. On each January 1 of each of 2022 through 2031, the aggregate number of shares of common stock reserved for issuance under the 2021 Plan may be increased automatically by the number of shares equal to one percent (1%) of the total number of shares of all classes of common stock issued and outstanding on the immediately preceding December 31. The Company did not make any grants of purchase rights under the 2021 ESPP during the year ended December 31, 2021.
Stock Option Activity
Under the 2017 Plan, the Company had a call option to repurchase awards for cash from the plan participants upon termination of the participant’s employment or consulting agreement (the “2017 Plan Call Option”). The options granted under the 2017 plan were accounted for as liability awards due to the 2017 Plan Call Option. The Company had a history of repurchase practice and the intention to repurchase the vested options. Therefore, the fair value of the liability awards was remeasured at each reporting period until the stockholder bears the risks and rewards of equity ownership for a reasonable period of time, which the Company concludes is at least six months.
Upon consummation of the Business Combination, the Company’s Board of Directors waived the Company’s right under the 2017 Plan Call Option to repurchase awards for cash from the plan participants upon termination of the participant’s employment or consulting agreement. As such, the Company modified the liability awards to equity awards and reclassified the modification date fair value of the awards to stockholders’ equity in the consolidated financial statements as of July 22, 2021. An incremental expense of $0.4 million resulting from the modification event was recorded in the year ended December 31, 2021.
All stock options granted under the 2021 Plan are accounted for as equity awards.
The following summarizes the stock option activity, which reflects the conversion of the options granted under the 2017 Plan into awards with respect to the Company Class A common stock in connection with the consummation of the Business Combination (in thousands, except share and per share amounts):

	Stock Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)	Aggregate Intrinsic Value
Balance at December 31, 2020	32,339,970	$0.54	7.82	$159,899
Options granted	3,474,905	$7.29
Options exercised	(2,248,705)	$0.61
Options forfeited and canceled	(2,660,627)	$1.16
Balance at December 31, 2021	30,905,543	$1.24	6.80	$109,887
Options exercisable at December 31, 2021	22,930,309	$0.45	6.08	$92,974
Nonvested options outstanding at the end of the year was 7,975,234 with weighted average grant-date fair value of $8.38.
The weighted-average grant-date fair value of options granted and total fair value of the options with tranches vested was $4.97 and $44.6 million for the year ended December 31, 2021, respectively. The weighted-average grant-date fair value of options forfeited and canceled was $10.52 for the year ended December 31, 2021. The aggregate intrinsic value of exercised options was $17.1 million, $0.6 million and $0.0 million in the years ended December 31, 2021, 2020 and 2019, respectively, and is calculated based on the difference between the exercise price and the fair value of the Company’s common stock as of the exercise date. The total payments for share-based liabilities were $0.1 million, $0.3 million and $1.0 million in the years ended December 31, 2021, 2020 and 2019, respectively.
Due to the historical accounting under the liability awards and modification accounting applied upon consummation of the Business Combination, as described above, the Company used the fair value determined on the modification date when calculating the grant-date and total fair value disclosed.
The fair value of the stock option awards for the period ended December 31, 2021, and as of December 31, 2020, and 2019 were estimated using the Black-Scholes option pricing model with the following assumptions:

	2021	2020	2019
Expected volatility	49.60%-67.70%	65.80%	60.00%
Weighted-average expected volatility	66.15%	65.80%	60.00%
Expected term (in years)	5.00-6.06	0.50–1.49	3.00–5.00
Risk-free interest rate	0.71%-1.26%	0.10%	1.40%–1.43%
Dividend yield	—	—	—
Fair value of Class A common stock	$7.62-$11.60	$5.49	$0.77
We estimated a volatility factor for the Company’s options based on analysis of historical share prices of a peer group of public companies. We did not rely on the volatility of the Company’s common stock because its limited trading history. We estimated the expected term of options granted using the “simplified method,” which is the mid-point between the vesting date and the ending date of the contractual term. We did not rely on the historical holding periods of the Company’s options due to the limited availability of exercise data. We used a risk-free interest rate based on the U.S. Treasury yield curve in effect for bonds with maturities consistent with the expected term of the option.
Restricted Stock Units (RSU)
The Company issued time-based RSUs to employees under the 2021 Plan. The RSUs automatically convert to common stock on a one-for-one basis as the awards vest. The Company measures the value of RSUs at fair value based on the closing price of the underlying common stock on the grant date. The RSUs granted generally vest over a four year vesting period from the grant date, however, the Company also granted certain RSUs during the three months ended December 31, 2021, which were vesting beginning 12 months from the grant date and vesting immediately on the grant date. The following table summarizes the activity related to the Company's time-based RSUs:

	Restricted Stock Units Outstanding	Weighted Average Grant Date Fair Value Per Unit
Balance at December 31, 2020	—	—
Restricted Stock Units granted	14,250,909	$7.55
Restricted Stock Units vested	(1,466,010)	$6.75
Restricted Stock Units forfeited	(195,341)	$7.62
Balance at December 31, 2021	12,589,558	$7.64
Nonvested RSUs outstanding at the end of the year was 12,589,558 with weighted average grant-date fair value of $7.64. The total fair value of RSUs vested for the year ended December 31, 2021 was $9.9 million.
Earn-out RSUs
The grant date fair value determined for Triggering Event I, II and III was $1.82, $1.39 and $0.94 per unit, respectively. Any re-allocated RSUs due to the Sema4 Legacy option holders’ forfeiture activities were accounted for as new grants and the fair value determined for Triggering Event I, II and III was $0.86, $0.61 and $0.41 per unit, respectively. Based on the grant date fair value, the Company expects to record total expense related to the Earn-out RSU Awards of $3.5 million. The Company expects to recognize the stock-compensation cost over the longer of the derived service period or service period.
Stock Appreciation Rights (SAR) Activity
The Company historically granted SAR to one employee and one consultant with exercise condition of a liquidation event. As a result of the Business Combination, settlement of the outstanding vested SARs in exchange for a cash payment and to cancel the outstanding unvested SARs was agreed upon and an expense of $3.8 million related to the vested SAR was recognized by the Company during the year ended December 31, 2021. There were no outstanding SARs as of December 31, 2021.
Stock-Based Compensation Expense
Stock-based compensation expense is included within the consolidated statements of operations and comprehensive loss as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
		(Restated)(1)
Cost of services	$22,567	$12,942	$710
Research and development	47,183	26,650	1,281
Selling and marketing	29,110	11,755	650
General and administrative	120,561	68,884	2,841
Total stock-based compensation expense	$219,421	$120,231	$5,482
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(1)Refer to Note 2, “Summary of Significant Accounting Policies.” for further details and discussions.
As of December 31, 2021, unrecognized stock-based compensation cost related to the unvested portion of the Company’s stock options was $29.7 million, which is expected to be recognized on a graded-vesting basis over a weighted-average period of 1.6 years. As of December 31, 2021, unrecognized stock-based compensation cost related to the Company’s RSUs was $78.4 million, which is expected to be recognized on a graded-vesting basis over a weighted-average period of 1.7 years.